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                                                                   EXHIBIT 10.36


  Confidential  Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                              AMENDMENT NUMBER TWO

                        TO VALUE ADDED RESELLER AGREEMENT

THIS AMENDMENT NUMBER TWO TO VALUE ADDED RESELLER AGREEMENT (the "Amendment"), is made and entered into on the date authorized signatures of both parties are affixed hereto, by and between BellSouth Wireless Data, L.P., with an address at 10 Woodbridge Center Drive, Woodbridge, New Jersey 07095 ("BellSouth"), and GoAmerica Communications Corporation, with an address at 401 Hackensack Avenue, Hackensack, New Jersey , 07601 ("GoAmerica").

WHEREAS. BellSouth and GoAmerica have entered into a "Value Added Reseller Agreement", dated August 31, 1999 which agreement was amended by the parties by Amendment Number Two to Value Added Reseller Agreement signed by GoAmerica on March 10, 2000 and by BellSouth on March 10, 2000 (collectively the "Agreement"); and

WHEREAS, BellSouth and GoAmerica desire to further amend the Agreement to permit GoAmerica to provide for certain Supplemental Services as defined and set forth below.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration. BellSouth and GoAmerica hereby agree to further amend the Agreement as follows:

1. A) GoAmerica shall have the right to provide GoAmerica Service to subscribers for use in connection with Subscriber Units activated on the BellSouth Facilities by BellSouth, or by third party resellers (the "Supplemental Services") only under the following conditions: a) GoAmerica shall provide Supplemental Services only In connection with GoAmerica's GoWeb service (the "Supplemental GoWeb Service") and not in connection with any other GoAmerica Service, b) it shall be GoAmerica's obligation to obtain any consent which may be required by the third party reseller, if any, which has registered the unit an the BellSouth Facilities,
     b) GoAmerica shall not provide Supplemental GoWeb Services to a Subscriber Unit without prior written notice to BellSouth Informing BellSouth of the MAN number of each radio modem to which GoAmerica Intends to provide Supplemental GoWeb Service, c) GoAmerica shall Identify a unique Fixed Terminal Subscription which shall permit BellSouth to Isolate and bill the Supplemental GoWeb Service as stand alone GoWeb traffic and d) GoAmerica shall pay for the use of the BellSouth Facilities, in connection With the provision of Supplemental GoWeb Services, as provided In Section 2 of this Amendment,

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  Confidential  Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     A) Except as provided in Section 1A above with respect to Supplemental GoWeb Service, GoAmerica shall not provide Supplemental Services without the written consent of BellSouth. As a condition of BellSouth's consent, BellSouth shall have the right to charge such additional fees and impose such additional terms and conditions, as BellSouth in its sole discretion shall deem appropriate.

2. Section III of Schedule 2.2 is amended to add the following additional Price Plan:

          "Supplemental GoWeb Services Price Plan

          Any Subscriber unit billable under this Price Plan shall be billed each month at the rate of i) $[**] for the first [**] Kilobytes or part thereof, plus ii) $[**] for each Kilobyte or part thereof in excess of the [**] Kilobyte per month limit."

3. Except as modified and/or amended herein, all of the definitions, terms, covenants and conditions contained in the Agreement shall remain in full force and effect and shall be applicable to this Amendment.

IN WITNESS WHEREOF, GoAmerica and BellSouth have caused this Amendment to be duly executed by their respective duly authorized representatives as of the day and year first above written. This Amendment will not be fully executed and binding on the parties unless and until authorized signatures of both parties are affixed hereto.

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
GoAmerica Communications Corp.                     BellSouth Wireless Data, L.P.

By:     Joseph Korb                               By:        Thomas Langan
   -----------------------------                     ---------------------------
Title:  Executive Vice President                  Title:     Vice President
      --------------------------                        ------------------------
Date:   March 21, 2000                            Date:      3/10/00
     ---------------------------                        ------------------------
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